UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 5, 2008

FelCor Lodging Trust Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14236	75-2541756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(972) 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

          On August 5, 2008, FelCor Lodging Trust Incorporated issued a press release announcing its results of operations for the three and six months ended June 30, 2008. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the foregoing is also available on FelCor Lodging Trust Incorporated’s website at www.felcor.com, on its Investor Relations page in the “Financial Reports” section.

          The information contained in this Current Report on Form 8-K, including the exhibit, is provided under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section. Furthermore, the information contained in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, regardless of any general incorporation language in such filings.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

          The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description of Exhibit

99.1	Press release issued by FelCor Lodging Trust Incorporated on August 5, 2008, announcing its results of operations for the three and six months ended June 30, 2008.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED

Date: August 5, 2008	By:	/s/ Lester C. Johnson
		Name:	Lester C. Johnson
		Title:	Senior Vice President, Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press release issued by FelCor Lodging Trust Incorporated on August 5, 2008, announcing its results of operations for the three and six months ended June 30, 2008.